EXHIBIT 10.1.2


                               AGREEMENT AMENDMENT

         THIS AGREEMENT AMENDMENT, effective as of July 1, 1998, modifies the LICENSE AGREEMENT, as previously revised on December 1, 1989, and modified by letter agreement on November 10, 1993, and by amendments on July 31, 1997 and May 7, 1998, between Kansas State University Research Foundation (hereinafter the "FOUNDATION") and WTC Industries, Inc. (formerly referred to as "WATER TECHNOLOGIES," hereinafter "LICENSEE") relating to the commercialization of certain polyiodide water disinfectant technologies and improvements thereof, as follows.

1. FOUNDATION agrees to accept four hundred and twenty-five thousand (425,000) restricted shares of WTC Industries, Inc. common stock in lieu of both (a) removal of the restriction on seventy-five thousand (75,000) shares issued in relation to the amendment of July 31, 1997; and (b) issuance of three hundred and sixty-five thousand (365,000) shares of unrestricted stock to be issued in relation to the amendment of May 7, 1998.

2. The 425,000 new shares of common stock to be issued in accordance with this AGREEMENT AMENDMENT will be transmitted promptly to FOUNDATION upon execution of this AMENDMENT.

3. The FOUNDATION and LICENSEE agree that the restriction on the five hundred thousand shares to be held by the FOUNDATION will be removed on or before May 7, 1999.

4. Subject to their trading restriction prior to registration with the Securities and Exchange Commission, the restricted shares held by the FOUNDATION shall receive all other rights and privileges of the common stock of WTC Industries, Inc. that do not contravene any existing laws and regulations.

5. All other terms, conditions, and obligations of the underlying and amended LICENSE AGREEMENT shall remain unchanged.

         IN WITNESS WHEREOF, the parties hereto caused this AGREEMENT AMENDMENT to be duly executed by their duly authorized representatives.

KANSAS STATE UNIVERSITY RESEARCH FOUNDATION     WTC INDUSTRIES, INC.

Recommended:                                    Agreed:


By: /s/ Ronald L. Sampson                       By: /s/ Robert C. Klas, Jr.
   --------------------------------                -----------------------------
      Ronald L. Sampson                               Robert C. Klas, Jr.
      President, Mid-America                          President
      Commercialization Corporation

Date: July 13, 1998                             Date: July 24, 1998
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Agreed:


By: /s/ R. W. Trewyn
   --------------------------------
      R. W. Trewyn
      President

Date: July 14, 1998
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